Xfone, Inc.
Unaudited Pro Forma Consolidated Financial Statements of Xfone, Inc.

The unaudited pro forma condensed combined financial information reflecting the divestiture of Swiftnet Limited, Auracall Limited, Equitalk.co.uk Limited, Story Telecom, Inc. and Story Telecom Limited (collectively,  the "Xfone UK"). is provided for informational purposes only. The pro forma information is not necessarily indicative of what the companies’ results of operations actually would have been had the divestiture been completed at the dates indicated, and it is not necessarily indicative of Xfone’s future results of operations.

The amounts of proceeds in the unaudited pro forma financial statements are based on management’s preliminary valuation estimates. Accordingly, the capital loss in the pro forma adjustments included in the unaudited financial statements are preliminary and have been made for the purpose of providing unaudited pro forma condensed combined financial information and are subject to revision based on a final determination of fair value. In the opinion of the management of the Company, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma consolidated balance sheet reflects the disposition of Xfone UK from the consolidated balance sheet of Xfone and its subsidiaries.

This information should be read in conjunction with Xfone’s audited consolidated financial statements and the related notes filed as part of its Annual Reports on Form 10-K for the fiscal years ended December 31, 2009and its unaudited consolidated financial statements and related notes filed as part of its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010, each of which are attached hereto as Appendix D.

Xfone, Inc. and Subsidiaries
UNAUDITTED PRO FORMA BALANCE SHEETS
March 31, 2010

	Xfone, Inc.	Pro forma adjustments		Pro form Consolidated
CURRENT ASSETS:
Cash	$7,000,436	$-		$7,000,436
Account receivables, net	2,414,936	-		2,414,936
Prepaid expenses and other receivables	2,254,330	1,858,325	(1a)	4,112,655
Deferred taxes	413,691	-		413,691
Inventory	197,498	-		197,498
Total current assets	12,280,891	1,858,325		14,139,216

BONDS ISSUANCE COSTS, NET	1,650,108	-		1,650,108

OTHER LONG-TERM ASSETS	1,222,680	-		1,222,680

FIXED ASSETS, NET	53,557,590	-		53,557,590

OTHER ASSETS, NET	1,723,942	-		1,723,942

ASSETS OF DISCONTINUED OPERATIONS IN THE UNITED KINGDOM	8,475,755	(8,475,755)	(2)	-

ASSETS OF DISCONTINUED OPERATIONS IN ISRAEL	4,266,937	-		4,266,937

Total Assets	$83,177,903	$(6,617,430)		$76,560,473

CURRENT LIABILITIES
Short- term bank credit and current portion of notes payables	$6,626,959	$(226,604)	(1b)	$6,400,355
Trade Payables	7,920,835	-		7,920,835
Other liabilities and accrued income	3,459,025	-		3,459,025
Current maturities of obligations under capital leases	225,737	-		225,737
Current maturities of bonds	4,072,855	-		4,072,855

Total current liabilities	22,305,411	(226,604)		22,078,807

DEFFERED TAXES	3,202,055	-		3,202,055

NOTES PAYABLE FROM THE UNITED STATES DEPARTMENT OF AGRICULTURE, NET OF CURRENT MATURITIES	5,208,981	-		5,208,981

NOTES PAYABLE, NET OF CURRENT MATURITIES	2,639,240	-		2,639,240

BONDS PAYABLES, NET OF CURRENT MATURITIES	17,690,919	-		17,690,919

OBLIGATIONS UNDER CAPITAL LEASES, NET OF CURRENT MATURITIES	198,421	-		198,421

OTHER LONG-TERM LIABILITIES	277,405	-		277,405

SEVERANCE PAY	54,253	-		54,253

LIABILITIES OF DISCONTINUED OPERATIONS IN THE UNITED KINGDOM	3,923,779	(3,923,779)	(3), (1c)	-

LIABILITIES OF DISCONTINUED OPERATIONS IN ISRAEL	3,207,571	-		3,207,571

Total liabilities	58,708,035	(4,150,383)		54,557,652

TOTAL SHAREHOLDERS' EQUITY	24,137,064	(2,467,047)	(4)	21,670,017

NON-CONTROLLING INTEREST	332,804	-		332,804

TOTAL EQUITY	24,469,868	(2,467,047)		22,002,821

Total liabilities and shareholders' equity	$83,177,903	$(6,617,430)		$76,560,473

(1).
Represents proceeds from the divestiture of the Xfone UK. Pursuant to the agreement to divest Xfone UK, the consideration to be paid by Buyer and/or Keinan to Xfone shall be comprised of the following three components:

a.
An annual earn-out payment over the following years beginning on the consummation of the Transaction. The aggregate Earn-Out Payments shall be equal to but shall not exceed $1,858,325 in the aggregate;

b.	A release of the Company from its obligation to Bank Leumi (UK) Plc. for of £150,000 ($226,604), thereby releasing the Company from its obligation to Bank Leumi (UK) Plc.; and

c.
A release of the Company from the repayment of the loan from Iddo Keinan, the son of Mr. Keinan and an employee of Swiftnet dated December 10, 2009, pursuant to which Iddo Keinan extended to Swiftnet a loan of £860,044 ($1,229,263).

(2).	Amount represents:

a.	Consolidate assets of Xfone UK in total amount of $4,279,766 which were classified as "Assets of discontinued operations in the United Kingdom" in Xfone, Inc.'s Condensed Consolidated Balance Sheet.

b.	Intangible assets of $4,195,989 resulted from certain acquisition of entities in Xfone UK.

(3).
Amount represents consolidate liabilities of Xfone UK in total amount of $2,694,516 which were classified as "Liabilities of discontinued operations in the United Kingdom" in Xfone, Inc.'s Condensed Consolidated Balance Sheet. This amount does not include a note from related party for amount of $1,229,263 which is accounted for under the proceeds from the divestiture of Xfone UM (see 1c above).

(4).
Net proforma loss as of March 31, 2010 from the divestiture of Xfone UK does not take into consideration overhead savings such as retirement of Xfone, Inc. from any severance liability and monthly fees for Mr. Keinan.

Xfone, Inc. and Subsidiaries
UNAUDITTED PRO FORMA STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

	Xfone Inc	Xfone UK diverstiture		Pro forma Consolidated

Revenues	$85,029,883	(3,307,509)		$81,722,374
Cost of Revenues	45,067,148	(1,354,586)		43,712,562
Non-recurring loss	506,176	-		506,176

Gross profit	39,456,559	(1,952,923)		37,503,636

Operating expenses:
Research and development	53,754	(53,754)		-
Marketing and selling	10,465,908	(1,137,067)		9,328,841
General and administrative	25,238,174	(846,231)	(1)	24,391,943
Non recurring loss	21,441,485	-		21,441,485

Total operating expenses	57,199,321	(2,037,052)		55,162,269

Operating profit (loss)	(17,742,762)	84,129		(17,658,633)

Financing income (expenses), net	(4,110,043)	50,185		(4,059,858)

Other expenses	(475,531)	-		(475,531)

Income (loss) before taxes	(22,328,336)	134,314		(22,194,022)

Tax benefits	169,774	-		169,774

Net Income (loss)	(22,158,562)	134,314		(22,024,248)

Less: Net (income) attributed to non-controlling interest	(20,870)	-		(20,870)

Net income (loss) attributed to shareholders	$(22,179,432)	134,314		$(22,045,118)

Basic and diluted earning per share	$(1.207)			$(1.200)

Weighted average number of shares used for computing basic and diluted earning per share	18,376,075			18,376,075

(1)           Amount includes the saving of fees paid to Mr Keinan during the year ended December 31, 2009 for a total amount of $301,204.

Xfone, Inc. and Subsidiaries
UNAUDITTED PRO FORMA STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2010

	Xfone Inc	Xfone UK diverstiture		Pro forma Consolidated

Revenues	$14,557,438	-		$14,557,438
Cost of Revenues	7,704,165	-		7,704,165

Gross profit	6,853,273	-		6,853,273

Operating expenses:
Marketing and selling	1,107,892	-		1,107,892
General and administrative	5,432,000	(74,982)	(1)	5,357,018

Total operating expenses	6,539,892	(74,982)		6,464,910

Operating profit	313,381	74,982		388,363

Financing expenses, net	(1,094,726)	-		(1,094,726)

Other expenses	(145,245)	-		(145,245)

Loss before taxes	(926,590)	74,982		(851,608)

Tax benefits	322,229	-		322,229

Net loss from continued operations	(604,361)	74,982		(529,379)

Income (loss) from discontinued operations in the United Kingdom and Israel, before taxes	(259,663)	428,936	(2)	169,273

Income tax expense on discontinued operations in the United Kingdom and Israel	(93,094)	-		(93,094)

Net loss	(957,118)	503,918		(453,200)

Less: Net income attributed to non-controlling interest	(97,139)	-		(97,139)

Net income (loss) attributed to shareholders	$(1,054,257)	503,918		$(550,339)

Basic and diluted loss per share:
Income (loss) from continued operations	(0.032)			(0.028)
Income from discontinued operations	(0.024)			(0.002)
Basic and diluted	$(0.056)			$(0.030)

Weighted average number of shares used for computing basic and diluted earning per share	18,613,772			18,613,772

(1)	Amount includes the saving of fees paid to Mr Keinan during the three months ended March 31, 2010 for a total amount of $74,982.

(2)	Amount represents the net results of Xfone UK for the three months ended March 31, 2010 which were classified as discontinued operations.